Exhibit 99.3

INVESTOR 2019 DAY

BRAND BUILDING: JOHN DEMSEY EXECUTIVE GROUP PRESIDENT THE POWER OF OUR PORTFOLIO ANDREW ROSS EXECUTIVE VICE PRESIDENT

BRAND BUILDING: THE POWER OF OUR PORTFOLIO JOHN DEMSEY EXECUTIVE GROUP PRESIDENT ANDREW ROSS EXECUTIVE VICE PRESIDENT

OUR BRAND-~$7B IN NET SALES BUILDING AND $1B+ $500M–$1B $100M–$500M <$100M BRAND-SCALING TRACK RECORD IS UNPARALLELED 2009

~$14B+ IN NET SALES ~$7B IN NET SALES $1B+ $500M–$1B $100M–$500M <$100M 2019E 2009

CREATIVITY WE ARE ASPIRATIONAL BRAND PORTFOLIO BRAND BUILDING DISTRIBUTION CONSUMER LEVERAGING OUR ENDURING STRENGTHS… PRODUCT QUALITY

CREATIVITY DATA/CONSUMER INSIGHTS PRODUCT INNOVATION …WHILE ENHANCING ASPIRATIONAL BRAND PORTFOLIO BRAND BUILDING DISTRIBUTION CONSUMER THEM FOR THE FUTURE TALENT AND DIVERSITY OF EMPLOYEES DIGITAL-FIRST STORYTELLING PRODUCT QUALITY

ESTÉE LAUDER BRAND TRIAL IS AN INVESTMENT RETENTION COST RETENTION RATE 64% +25% QUALITY DRIVES REPEAT AND LOYALTY LOYALTY DRIVES PROFITABILITY LOWER COST VS. RECRUITMENT HIGHER THAN PRESTIGE BEAUTY BENCHMARKS SOURCE: BRAND ANALYSIS

OUR MIX OF STRENGTHS ENABLES US TO MAKE CREATIVE CONNECTIONS IN NEW AND INNOVATIVE WAYS

PRODUCT INNOVATION

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COMMERCIAL ACTIVATION

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COMMERCIAL AGILITY

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M·A·C MARRAKESH

OUR GLOBAL REACH MAKES US UNPARALLELED BRAND SCALERS FY18 NET SALES BY REGION FY18 NET SALES BY DISTRIBUTION CHANNEL OTHER 3 ASIA/PACIFIC TRAVEL EUROPE, THE MIDDLE & AFRICA 1 EAST ONLINE 2 BRICK AND MORTAR FREESTANDING STORES 1 THE AMERICAS 2 (1) (2) INCLUDES FREE STANDING FORMATS INCLUDES BRAND.COM, RETAILER.COM, THIRD-PARTY PLATFORMS AND PURE PLAYS (1)INCLUDES U.K./IRELAND AND GLOBAL TRAVEL RETAIL (2) INCLUDES NORTH AMERICA AND LATIN AMERICA (3) INCLUDES SALONS/SPA, FASHION MILITARY, INSTITUTIONAL AND ALL OTHER RETAIL 18%7% 13% 51% 11% 22% 41% 37%

OUR GLOBAL REACH MAKES US
UNPARALLELED BRAND SCALERS

FY18 NET SALES BY REGION


ASIA/PACIFIC
22%
EUROPE,
THE MIDDLE EAST
& AFRICA 1
41%
37%
THE AMERICAS 2

(1) INCLUDES U.K./IRELAND AND GLOBAL TRAVEL RETAIL
(2) INCLUDES NORTH AMERICA AND LATIN AMERICA

FY18 NET SALES BY DISTRIBUTION CHANNEL


OTHER 3
7%
TRAVEL RETAIL
18%
ONLINE 2
13%
FREESTANDING
STORES 1
11%
51%
BRICK AND
MORTAR

(1) INCLUDES FREE STANDING FORMATS
(2) INCLUDES BRAND.COM, RETAILER.COM, THIRD-PARTY PLATFORMS AND PURE PLAYS
(3) INCLUDES SALONS/SPA, FASHION MILITARY, INSTITUTIONAL AND ALL OTHER

JO MALONE LONDON SCALING VALUE NET SALES, $US ~$700M $80M < DAY 2009 2019 REDEFINESOLFACTIVE ITSELF IN HOME INNOVATION MARKET (UK) AND LOCAL RELEVANCE TO CONTINUED INTERNATIONAL MARKET EXPANSION

WE ARE STRATEGIC PORTFOLIO MANAGERS

NET SALES GROWTH VS. GLOBAL PRESTIGE BEAUTY ELC VS. GLOBAL PRESTIGE BEAUTY 1.4X 13% 1.9X (1) NON-GAAP; AVERAGE ANNUAL SALES GROWTH IN CONSTANT CURRENCY. SEE GAAP RECONCILIATION SOURCE: EUROMONITOR 3-YEAR FY15-18 1 9% 1-YEAR FY17-18

DIMENSIONS OF SEGMENTATION CATEGORY

DIMENSIONS OF SEGMENTATION GEO GRAPHIC FO OTPRINT

DIMENSIONS OF SEGMENTATION CHANNEL

DIMENSIONS OF SEGMENTATION DEMO GRAPHICS AND INCLUSION

DIMENSIONS OF SEGMENTATION PRICE SEGMENT

DIMENSIONS OF SEGMENTATION PSYCHO GRAPHICS

10-YEAR COMPASS 3-YEAR ROLLING CORPORATE STRATEGY 3-YEAR ROLLING BRAND/REGION/ FUNCTION STRATEGIES AND 1-YEAR EXECUTION PLANS

NET SALES GROWTH FROM 2009-2019E HOMEGROWN BRANDS CREATING VALUE FROM ACQUIRED BRANDS IS PART OF OUR DNA ACQUIRED BRANDS* *BRANDS ACQUIRED SINCE 1994

>21% RETURN ON INVESTED CAPITAL (ROIC) ON ACQUISITIONS SINCE 1994

EXPANSION INTO NEW CHANNELS ACQUISITIONS ARE PART OF OUR DISCIPLINED APPROACH TO STRATEGIC PORTFOLIO MANAGEMENT

ULTRA PRESTIGE FRAGRANCE LEADERSHIP ACQUISITIONS ARE PART OF OUR DISCIPLINED APPROACH TO STRATEGIC PORTFOLIO MANAGEMENT

INCUBATION/MINORITY INVESTMENTS IN NEW GEOGRAPHIES ACQUISITIONS ARE PART OF OUR DISCIPLINED APPROACH TO STRATEGIC PORTFOLIO MANAGEMENT

EVERY ACQUISITION ENHANCES OUR CAPABILITIES COLOR DEVELOPMENT EXPERTISE

EVERY ACQUISITION ENHANCES OUR CAPABILITIES CONSUMER ENGAGEMENT Liked by 19,716 others

EVERY ACQUISITION ENHANCES OUR CAPABILITIES CONSUMER ENGAGEMENT

EVERY ACQUISITION ENHANCES OUR CAPABILITIES SPEEDTO MARKET

EVERY ACQUISITION ENHANCES OUR CAPABILITIES SCALING INTERNATIONAL BRANDS

NEW BRANDS DIFFERENTIATED AND EMPOWERED CONNECTED TO CORE AND NEW CAPABILITIES AND GLOBAL REACH

BRAND BRAND BUILDERS SCALERS PRODUCT AND QUALITY INNOVATORS STRATEGIC PORTFOLIO MANAGERS PROVEN ACQUIRERS

FORWARD-LOOKING INFORMATION AND NON-GAAP DISCLOSURES Statements in the Investor Day presentations, including remarks by the CEO and other members of management, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may address our expectations regarding sales, earnings or other future financial performance and liquidity, product introductions, entry into new geographic regions, information technology initiatives, new methods of sale, our long-term strategy, restructuring and other charges and resulting cost savings, and future operations or operating results. These statements may contain words like “expect,” “will,” “will likely result,” “would,” “believe,” “estimate,” “planned,” “plans,” “intends,” “may,” “should,” “could,” “anticipate,” “estimate,” “project,” “projected,” “forecast,” and “forecasted” or similar expressions. Factors that could cause actual results to differ materially from our forward-looking statements are described in our Investor Day materials as well as the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company assumes no responsibility to update forward-looking statements made herein or otherwise. Our Investor Day materials also include non-GAAP financial measures. We use certain non-GAAP financial measures, among other financial measures, to evaluate our operating performance, which represent the manner in which we conduct and view our business. Management believes that excluding certain items that are not comparable from period to period, or do not reflect our underlying ongoing business, provides transparency for such items and helps investors and others compare and analyze operating performance from period to period. Our non-GAAP financial measures may not be comparable to similarly titled measures used by, or determined in a manner consistent with, other companies. While we consider the non-GAAP measures useful in analyzing our results, they are not intended to replace, or act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP. Information about GAAP and non-GAAP financial measures, including reconciliation information, is included in our Investor Day materials as well as on the Investors area of the Company’s website, www.elcompanies.com, under the heading “GAAP Reconciliation.”